                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  __________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  February 9, 1999
                                                 -------------------------------


                                  Lycos, Inc.
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

Delaware                                             0-27830                           04-3277338
------------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction of               (Commission File Number)               (I.R.S. Employer
 Incorporation or Organization)                                                    Identification No.)

                            400-2 Totten Pond Road
                         Waltham, Massachusetts  02154
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                   (Address of Principal Executive Offices)

Registrant's telephone number, including area code  (781) 370-2700
                                                    ----------------------------
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ITEM 5.  OTHER EVENTS

     Lycos, Inc. issued the Press Release attached hereto as Exhibit 99.1 on February 9, 1999.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)       Exhibits.
               ---------

Exhibit No.    Description
----------     -----------

99.1 Joint Press Release of USA Networks, Inc., Lycos, Inc. and Ticketmaster Online-Citysearch, Inc. dated February 9, 1999.


                 [Remainder of page intentionally left blank]

                                       2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LYCOS, INC.


Date: February 11, 1999                      By:  /s/ Edward M. Philip
                                                  --------------------
                                                  Edward M. Philip
                                                  Chief Operating Officer and
                                                  Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.    Description                                       Page No.
----------     -----------                                       -------
99.1           Joint Press Release of USA Networks, Inc.,           5
               Lycos, Inc. and Ticketmaster Online-Citysearch,
               Inc. dated February 9, 1999.